EXHIBIT  10.16

NEGATIVE  PLEDGE  AGREEMENT

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


Principal. .  Loan Date   Maturity    Loan No.  Call  Collateral  Account     Officer  Initials
7,500,00.00  03-01-1998  03-01-1999                         326  3209009006    00324

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.





Borrower:  BIOANALYTICAL SYSTEMS, INC.  Lender:  Bank One, Indiana, NA
           2701 KENT AVENUE                      Main Office - Lafayette
           WEST LAFAYETTE, IN 47906              111 Monument Circle
                                                 Indianapolis, IN 46277



THIS NEGATIVE PLEDGE AGREEMENT by BIOANALYTICAL SYSTEMS, INC. ("Borrower") and Bank One, Indiana, NA ("Lender") is made and executed as of March 1, 1998.
This Agreement governs all loans, credit facilities and/or other financial accommodations described herein and, unless otherwise agreed to In writing by Lender and Borrower, all other present and future loans, credit facilities and other financial accommodations provided by Lender to Borrower. All such loans and financial accommodations, together with all future commercial loans and financial accommodations from Lender to Borrower, are referred to in this Agreement individually as the "Loan" and collectively as the "Loans." Borrower understands and agrees that: (a) in granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements as set forth in this Agreement; and (b) all such Loans shall be and shall remain subject to the following terms and conditions of this Agreement.

TERM. This Agreement shall be effective as of the date hereof, and shall continue thereafter until all Indebtedness has been paid in full and Lender has no further commitments or obligations to make any Loans or any further advances under any Loan to Borrower.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms In the Uniform Commercial Code as adopted in the State of Indiana.

AGREEMENT.    The word "Agreement" means this Negative Pledge Agreement, as it may be amended or modified from time to time, together with all exhibits and schedules attached hereto from time to time.


INDEBTEDNESS. The word "Indebtedness" means the indebtedness evidenced by the Note, including all principal and accrued interest thereon, together with all other liabilities, costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents. In addition, the word "Indebtedness" includes all other obligations, debts and liabilities, plus any accrued interest thereon, owing by Borrower, or any one or more of them, to Lender of any kind or character, now existing or hereafter arising, as well as all present and future claims by Lender against Borrower, or any one or more of them, and all renewals, extensions, modifications, substitutions and rearrangements of any of the foregoing; whether such Indebtedness arises by note, draft, acceptance, guaranty, endorsement, letter of credit, assignment, overdraft, indemnity agreement or otherwise; whether such Indebtedness is voluntary or involuntary, due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated; whether Borrower may be liable individually or jointly with others; whether Borrower may be liable primarily or secondarily or as debtor, maker, comaker, drawer, endorser, guarantor, surety, accommodation party or otherwise.

NOTE. The word "Note" means any and all promissory note or notes now existing or hereafter arising which evidence Borrower's Loans, as well as any amendment, modification, renewal or replacement thereof.

PROPERTY.    The  word  "Property"  means all assets now or hereafter owned by
Borrower.

RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation the Note and all credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Note.

SECURITY  AGREEMENT.   The words "Security Agreement" mean and include without
limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

SECURITY INTEREST. The words "Security Interest" mean and include without limitation any type of security interest, whether in the form of a lien, charge, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

REPRESENTATIONS  AND  WARRANTIES.   Borrower represents and warrants to Lender
that  as  of  the  date  of  this  Agreement:

LOCATION  OF  PROPERTY.    Borrower  has  disclosed  to  Lender in writing the
location of Borrower's residence or chief executive office, as the case may be, and any other location(s) where the Property may be located.

NO SECURITY INTERESTS. The Property Is free and clear of all Security Interests, and Borrower has not executed or recorded, or permitted others to execute or record, any security documents or financing statements relating to any of the Property (except, if applicable, to Lender), except as has been disclosed in writing to Lender and accepted by Lender.

TITLE.    All of the Property is titled in Borrower's legal name, and Borrower has not used, or filed a financing statement under, any other name at any time during the last six (6) years.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of Lender:

TRANSFER AND LIENS. Permit to exist, create or grant to any person, except Lender, any Security Interest, cloud on title, or similar interest in any of the Property, except for liens for taxes and/or governmental charges which are not yet due, or which are being contested in good faith and by appropriate proceedings and for which appropriate reserves have been established. Borrower agrees not to sell, convey, grant, lease, give, contribute, assign, or otherwise transfer any of the Property, except for sales of inventory or leases of goods in the ordinary course of Borrower's business.

CONTINUITY OF OPERATIONS. (a) Engage in any business activities substantially different than those in which Borrower is presently engaged, or (b) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity.

CHANGE IN LOCATIONS. Change the location of Borrower's residence or chief executive office, as the case may be, or, other than in the ordinary course of business, the location of any of the Property, without five (5) days prior written notice to Lender.

EFFECT OF A BREACH. In the event of a breach by Borrower of any of the covenants or agreements contained herein or should any representation or warranty made by Borrower in this Agreement be false, misleading or erroneous in any material respect, Lender, may, at its option, without further notice or demand (a) terminate all commitments and obligations of Lender to make Loans to Borrower, if any, (b) declare all Loans and other Indebtedness immediately due and payable, (c) refuse to advance any additional amounts under the Note, or (d) exercise all the rights and remedies provided In the Note or in any of the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower shall not affect Lender's right to declare a default and to exercise its rights and remedies.

MISCELLANEOUS  PROVISIONS.

AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

APPLICABLE LAW. This Agreement has been delivered to Lender and accepted by Lender in the State of Indiana. Subject to the provisions on arbitration, this Agreement shall be governed by and construed in accordance with the laws of the State of Indiana without regard to any conflict of laws or provisions thereof.

JURY WAIVER. THE UNDERSIGNED AND LENDER (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG THE UNDERSIGNED AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS DOCUMENT OR ANY OTHER RELATED DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE FINANCING DESCRIBED HEREIN OR IN THE OTHER RELATED DOCUMENTS.

ARBITRATION. Lender and Borrower agree that upon the written demand of either party, whether made before or after the institution of any legal proceedings, but prior to the rendering of any judgment in that proceeding, all disputes, claims and controversies between them, whether individual, joint, or class in nature, arising from this Agreement, any Related Document or otherwise, including without limitation contract disputes and tort claims, shall be arbitrated pursuant to the Commercial Rules of the American Arbitration Association. Any arbitration proceeding held pursuant to this arbitration provision shall be conducted in the city nearest the Borrower's address having an AAA regional office, or at any other place selected by mutual agreement of the parties. No act to take or dispose of any Collateral shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This arbitration provision shall not limit the right of either party during any dispute, claim or controversy to seek, use, and employ ancillary, provisional or preliminary rights and/or remedies, judicial or otherwise, for the purposes of realizing upon, preserving, protecting, foreclosing upon or proceeding under forcible entry and detainer for possession of, any real or personal property, and any such action shall not be deemed an election of remedies. This includes, without limitation, obtaining injunctive relief or a temporary restraining order, invoking a power of sale under any deed of trust or mortgage, obtaining a writ of attachment or imposition of a receivership, or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right or remedy, concerning any Collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the Collateral, shall also be arbitrated; provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of either party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this arbitration provision shall preclude either party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of any action for these purpose. The Federal Arbitration Act (Title 9 of the United States Code) shall apply to the construction, interpretation, and enforcement of this arbitration provision.


SEVERABILITY.    If  a  court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

WAIVER.    Lender  shall  not  be  deemed to have waived any rights under this
Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, shall constitute a waiver of any of Lender's rights or of any obligations of Borrower as to any future transactions. Whenever the consent of Lender is required under this
Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent in subsequent instances where such consent is required, and in all cases such consent may be granted or withheld in the sole and absolute discretion of Lender.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS NEGATIVE PLEDGE AGREEMENT, AND BORROWER AGREES TO ITS TERMS. THIS AGREEMENT IS DATED AS OF MARCH 1, 1998.


BORROWER:

BIOANALYTICAL  SYSTEMS,  INC.


By:  /s/  Doug  Wieten
      DOUG  WIETEN,  CORPORATE  CONTROLLER



LASER  PRO,  Reg. U.S. Pat.  & T.M. Off., Ver. 3.24a (c) 1998 CFI ProServices,
Inc.    All  rights  reserved.    (IN-C40  E3.24  F3.24  CD912224.LN  C3.OVL)